UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2013

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3102 Shawnee Drive, Winchester, Virginia		22601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November  26, 2013, the Registrant issued a press release announcing results for its second quarter of fiscal year 2014 ended October 31, 2013.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01OTHER EVENTS

On November 21, 2013, the Board of Directors of the Company authorized the repurchase of up to $10 million of the Company’s common shares. Repurchases may be made from time to time through December 31, 2014 in the open market, or through privately negotiated transactions or otherwise, in compliance with applicable laws, rules and regulations, at prices and on terms the Company deems appropriate and subject to the Company’s cash requirements for other purposes, compliance with the covenants under the Company’s revolving credit facility, and other factors management deems relevant. The authorization does not obligate the Company to acquire a specific number of shares during any period, and the authorization may be modified, suspended or discontinued at any time at the discretion of the Board. Management expects to fund share repurchases using available cash and cash generated from operations. Repurchased shares will become authorized but unissued common shares. This authorization supersedes and replaces the Company’s August 2007 share repurchase program, which has been terminated. The 2007 program had permitted the repurchase of up to $100 million of the Company’s common shares, of which $93.3 million remained unused upon its termination.

Certain statements made in this report, other than those are based on historical facts, are forward-looking statements. These statements reflect the Company’s reasonable judgment with respect to future events and typically can be identified by the use of forward-looking terminology such as “believes,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “would,” “could” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Any forward looking statement that the Company makes speaks only as of the date of that statement, and the Company undertakes no obligation, except as required by law, to update any forward-looking statements whether as a result of new information, future events or otherwise.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

 (d)Exhibits

Exhibit 99.1Registrant’s Press Release dated November  26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ KENT B. GUICHARD

Kent B. Guichard
Chairman & Chief Executive Officer

Date: November 26, 2013
Signing on behalf of the registrant and as principal executive officer and principal financial officer